SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



  Date of report (Date of earliest event reported)           October 10, 2000


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                       Valley Forge Life Insurance Company





               (Exact Name of Registrant as Specified in Charter)

          Pennsylvania                  333-1083                23-6200031
  (State or Other Jurisdiction        (Commission          (IRS Employer
       of Incorporation)               File Number)        Identification No.)

 CNA Plaza, Chicago, Illinois                                     60685
(Address of Principal Executive Offices)                        (Zip Code)

 Registrant's telephone number, including area code           (312) 822-5000

          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.        Other Events

Exhibit No.    Description
-----------    ------------

99.01 On October 6, 2000, CNA Financial Corporation, the parent company of Valley Forge Life Insurance Company, issued a press release announcing the sale of its life reinsurance business to Munich American Reassurance Company, the U.S. life subsidiary of Munich Re. A portion of the life reinsurance business is conducted through Valley Forge Life Insurance Company as part of a Reinsurance Pooling Agreement. A copy of the press release is attached hereto as Exhibit 99.01 and is incorporated herein by reference.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           VALLEY FORGE LIFE INSURANCE COMPANY


Date:   October 10, 2000                     By:  /S/ROBERT V. DEUTSCH
                                                 -------------------------
                                                 Robert V. Deutsch
                                                 Senior Vice President and
                                                 Chief Financial Officer